UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2015

INTERNATIONAL GAME TECHNOLOGY

(Exact Name of Registrant as Specified in Charter)

Nevada	001-10684	88-0173041
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6355 South Buffalo Drive, Las Vegas, Nevada 89113

(Address of Principal Executive Offices) (Zip Code)

(702) 669-7777

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background Information

On April 7, 2015, (i) GTECH S.p.A., a joint stock company organized under the laws of Italy (“GTECH”), was merged with and into International Game Technology PLC, a public limited company organized under the laws of England and Wales (“Holdco”), with Holdco continuing as the surviving company (the “Holdco Merger”), and (ii) Georgia Worldwide Corporation, a Nevada corporation (“Sub”), was merged with and into International Game Technology, a Nevada corporation (the “Company”), with the Company continuing as the surviving company (the “Company Merger” and, together with the Holdco Merger, the “Mergers”), in each case, pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 15, 2014 and as amended on September 23, 2014, among GTECH, GTECH Corporation, a Delaware corporation (“GTECH Corporation”) (solely with respect to Section 5.02(a) and Article VIII), Holdco, Sub and the Company.  As a result of the Company Merger, the Company became a wholly-owned subsidiary of Holdco.

Item 1.01.  Entry into a Material Definitive Agreement

On April 7, 2015, the Company entered into:

•      a supplemental indenture to amend the Indenture dated as of June 15, 2009, as supplemented by a Supplemental Indenture dated as of June 15, 2009 and amended by Amendment No. 1 thereto dated as of October 20, 2014, between the Company and Wells Fargo Bank, National Association, as trustee, pursuant to which the Company’s $500,000,000 7.50% Notes due 2019 (the “2019 Company Notes”) were issued (the “2019 Amendment”);

•      a supplemental indenture to amend the Indenture dated as of June 15, 2009, as supplemented by a Supplemental Indenture dated as of June 8, 2010, between the Company and Wells Fargo Bank, National Association, as trustee, pursuant to which the Company’s $300,000,000 5.50% Notes due 2020 (the “2020 Company Notes”) were issued (the “2020 Amendment”); and

•      a supplemental indenture to amend the Indenture dated as of June 15, 2009, as supplemented by a Supplemental Indenture dated as of September 19, 2013, between the Company and Wells Fargo Bank, National Association, as trustee, pursuant to which the Company’s $500,000,000 5.35% Notes due 2023 (the “2023 Company Notes” and, together with the 2019 Company Notes and the 2020 Company Notes, the “Company Notes”) were issued (the “2023 Amendment” and, together with the 2019 Amendment and the 2020 Amendment, the “Amendments”).

Among other things, the Amendments granted a first priority lien on certain assets of the Company and certain of its subsidiaries (comprised of certain intercompany loans among the Company and its subsidiaries) to the holders of the Company Notes. The liens securing the Company Notes are equal and ratable to the liens granted over such assets to secure certain indebtedness of Holdco and certain of its subsidiaries, including the RCF Senior Facilities Agreement, the TLF Senior Facilities Agreement, the GTECH Notes and the Holdco Notes described under Item 2.03 below. The liens securing the Company Notes may be released upon the occurrence of certain events, including, in the case of a series of Company Notes, the repayment in full of such series of Company Notes.

The preceding description of the Amendments is qualified in its entirety by reference to the full text of the Amendments, copies of which are attached as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K and are incorporated herein by reference.

In addition, in connection with the Mergers, the Company and certain of its subsidiaries have become subject to the financial obligations set forth under Item 2.03 below.

Item 1.02. Termination of a Material Definitive Agreement

On April 7, 2015, the Company repaid all amounts (including principal, interest and fees) accrued and outstanding under that certain Amended and Restated Credit Agreement, dated as of April 23, 2013, among the Company, The Royal Bank of Scotland, plc, as administrative agent, and the lenders party thereto (the “Credit Agreement”). The Credit Agreement was terminated effective as of April 7, 2015.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance sheet Arrangement of a Registrant.

Revolving Credit Facilities

On April 7, 2015, the Company became a borrower and certain of its subsidiaries became guarantors under the Senior Facilities Agreement, dated November 4, 2014, for the US$1,800,000,000 and €1,050,000,000 multicurrency revolving credit facilities among GTECH, as a borrower; GTECH Corporation, as a borrower; J.P. Morgan Limited and Mediobanca — Banca di Credito Finanziario S.p.A., as the global coordinators, bookrunners and mandated lead arrangers; the bookrunners and mandated lead arrangers party thereto, and the mandated lead arrangers party thereto; the arrangers party thereto, and the lenders party thereto; The Royal Bank of Scotland plc, as the agent and the issuing agent; KeyBank National Association, as the swingline agent; and the US dollar swingline lenders party thereto, as amended (the “RCF Senior Facilities Agreement”).

The RCF Senior Facilities Agreement has a five year term and provides for a $1,800,000,000 multi-currency revolving credit facility for Holdco and GTECH Corporation and a €1,050,000,000 multi-currency revolving credit facility for Holdco and Lottomatica Holding S.r.l.  The agreement provides that lenders may cancel their commitments and require repayment of their participations upon certain changes of control and sales of all or substantially all of the assets of the Holdco group. The credit facilities bear interest at variable rates based on a variable applicable margin (based on certain credit ratings) over LIBOR or, in the case of euro denominated loans, EURIBOR and provide for certain commitment fees on undrawn amounts and utilization fees on drawn amounts, and the agreement contains customary affirmative, negative and financial covenants and events of default.  The obligations under the credit facilities are guaranteed by certain of Holdco’s subsidiaries and are secured by pledges on certain intercompany loans among Holdco and its subsidiaries (including certain intercompany loans among the Company and its subsidiaries) and the equity of certain of Holdco’s subsidiaries (the “Collateral”) .

Term Loan Facilities

On April 7, 2015, the Company and certain of its subsidiaries became guarantors under the Senior Facilities Agreement, dated January 29, 2015, for the €800,000,000 term loan facilities among GTECH, as borrower; GTECH Corporation, as guarantor; Banca IMI S.p.A., BNP Paribas, Italian Branch, Mediobanca — Banca di Credito Finanziario S.p.A. and UniCredit Bank AG, Milan Branch, as mandated lead arrangers; the international lenders party thereto; the Italian lenders party thereto; and Mediobanca — Banca di Credito Finanziario S.p.A., as agent (the “TLF Senior Facilities Agreement”).

The TLF Senior Facilities Agreement has a four year term and provides for two equal facilities.  The agreement provides for mandatory prepayment upon the occurrence of certain events, including certain changes of control and sales of all or substantially all of the assets of the Holdco group. The facilities bear interest at variable rates based on a variable applicable margin (based on certain credit ratings) over EURIBOR and provide for certain fees, and the agreement contains customary affirmative, negative and financial covenants and events of default.  The obligations under the facilities are guaranteed by certain of Holdco’s subsidiaries and are secured by the Collateral.

GTECH Notes

On April 7, 2015, the Company and certain of its subsidiaries entered into:

•      a First Supplemental Trust Deed to amend the Trust Deed dated as of December 2, 2010 among GTECH, the guarantors party thereto and BNY Mellon Corporate Trustee Services Limited, as trustee, pursuant to which GTECH’s €500,000,000 5.375% Guaranteed Notes due 2018 (the “2018 GTECH Notes”) were issued (the “2018 Supplemental Trust Deed”); and

•      a First Supplemental Trust Deed to amend the Trust Deed dated as of December 5, 2012 among GTECH, the guarantors party thereto and BNY Mellon Corporate Trustee Services Limited, as trustee, pursuant to which GTECH’s €500,000,000 3.500% Guaranteed Notes due 2020 (the “2020 GTECH Notes” and, together with the 2018 GTECH Notes, the “GTECH Notes”) were issued (the “2020 Supplemental Trust Deed” and, together with the 2018 Supplemental Trust Deed, the “Supplemental Trust Deeds”).

Among other things, pursuant to the Supplemental Trust Deeds, the Company and certain of its subsidiaries provided guarantees of the GTECH Notes and the Supplemental Trust Deeds granted a first priority lien on certain assets of the Company and certain of its subsidiaries (comprised of certain intercompany loans among the Company and its subsidiaries) to the holders of the GTECH Notes.

The 2018 GTECH Notes have a maturity of February 2, 2018 and the 2020 GTECH Notes have a maturity of March 5, 2020.  The GTECH Notes rate bear interest at a fixed rate per annum, which is subject to a 1.25% per annum upward or downward adjustment in the event of certain credit rating upgrades and downgrades.  The current interest rate per annum is 6.625% for the 2018 GTECH Notes and 4.750% for the 2020 GTECH Notes, and the interest rate per annum cannot fall below the initial interest rate (5.375% for the 2018 Notes and 3.500% for the 2020 GTECH Notes). The GTECH Notes may be redeemed by Holdco in whole, but not in part, at 100% of their principal amount together with accrued and unpaid interest in connection with certain tax events.  Holders of the GTECH Notes have the option to require Holdco to redeem the GTECH Notes at 100% of their principal amount together with accrued and unpaid interest following the occurrence of certain events, including certain changes of control and sales of all or substantially all of the assets of the Holdco group.  The trust deeds governing the GTECH Notes contain customary affirmative and negative covenants and events of default.  The obligations under the GTECH Notes are guaranteed by certain of Holdco’s subsidiaries and are secured the Collateral.

Holdco Notes

On April 7, 2015, the Company and certain of its subsidiaries entered into an Indenture among Holdco, as the issuer; certain subsidiaries of Holdco, as the guarantors; BNY Mellon Corporate Trustee Services Limited, as trustee; Royal Bank of Scotland plc, as security agent; The Bank of New York Mellon, London Branch, as euro paying agent and transfer agent; The Bank of New York Mellon, as dollar paying agent and dollar registrar; and The Bank of New York Mellon (Luxembourg) S.A., as euro registrar, with respect to Holdco’s $600,000,000 5.625% Senior Secured Notes due 2020 (the “Holdco 2020 Dollar Notes”), $1,500,000,000 6.250% Senior Secured Notes due 2022 (the “Holdco 2022 Dollar Notes”), $1,100,000,000 6.500% Senior Secured Notes due 2025 (the “Holdco 2025 Dollar Notes”), €700,000,000 4.125% Senior Secured Notes due 2020 (the “Holdco 2020 Euro Notes”) and €850,000,000 4.750% Senior Secured Notes due 2023 (the “Holdco 2023 Euro Notes” and, together with the Holdco 2020 Dollar Notes, the Holdco 2022 Dollar Notes, the Holdco 2025 Dollar Notes and the Holdco 2020 Euro Notes, the “Holdco Notes”).

The Holdco 2020 Dollar Notes have a maturity of February 15, 2020 and bear interest at a fixed rate per annum of 5.625%, the Holdco 2022 Dollar Notes have a maturity of February 15, 2022 and bear interest at a fixed rate per annum of 6.250%, the Holdco 2025 Dollar Notes have a maturity of February 15, 2025 and bear interest at a fixed rate per annum of 6.500%, the Holdco 2020 Euro Notes have a maturity of February 15, 2020 and bear interest at a fixed rate per annum of 4.125% and the Holdco 2023 Euro Notes have a maturity of February 15, 2023 and bear interest at a fixed rate per annum of 4.750%.  The Holdco Notes are redeemable at Holdco’s option, in whole or in part, at any time prior to certain specified dates (November 15, 2019, in the case of the Holdco 2020 Dollar Notes; August 15, 2021, in the case of the Holdco 2022 Dollar Notes;  August 15, 2024, in the case of the Holdco 2025 Dollar Notes; November 15, 2019, in the case of the Holdco 2020 Euro Notes; and August 15, 2022, in the case of the Holdco 2023 Notes) at 100% of their principal amount together with accrued and unpaid interest plus an applicable “make whole” premium.  After such specified dates, the applicable Holdco Notes are redeemable at Holdco’s option, in whole or in part, at 100% of their principal amount together with accrued and unpaid interest.  The Holdco Notes may also be redeemed by Holdco in whole, but not in part, at 100% of their principal amount together with accrued and unpaid interest in connection with certain tax events.  In addition, upon the occurrence of certain changes of control, Holdco will be required to offer to repurchase all of the Holdco Notes at 101% of the principal amount of the notes plus accrued and unpaid interest.  The indenture governing the Holdco Notes contains customary affirmative and negative covenants and events of default.  The obligations under the Holdco Notes are guaranteed by certain of Holdco’s subsidiaries (including the Company and certain of its subsidiaries) and are secured by the Collateral.

The preceding descriptions of GTECH Notes, including the related Supplemental Trust Deeds, and the Holdco Notes are qualified in their entirety by reference to the full text of the Trust Deeds governing the GTECH Notes, the Supplemental Trust Deeds and the Indenture governing the Holdco Notes, copies of which are attached as Exhibits 4.4, 4.5, 4.6, 4.7 and 4.8 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Pursuant to the terms of the 2020 Company Notes and the 2023 Company Notes, following the consummation of a “Change of Control Repurchase Event” (as defined in each of the applicable indentures), holders of the 2020 Company Notes and the 2023 Company Notes have the right to require the Company to purchase all or a portion of such holders’ notes at a purchase price equal to 101% of the principal amount thereof (the “Consideration”), plus any accrued and unpaid interest to, but not including, the date of purchase of the notes (“Accrued Interest”). The Mergers and the fact that the 2020 Company Notes and the 2023 Company Notes do not have investment grade ratings resulted in a Change of Control Repurchase Event for each these series of notes on April 7, 2015.  On April 9, 2015, the Company launched change of control offers to purchase the 2020 Company Notes and the 2023 Company Notes for the Consideration plus Accrued Interest.

Item 3.03. Material Modification to Rights of Security Holders

The information in Item 1.01 that relates to the Amendments is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

See the Index to Exhibits on the page immediately preceding the exhibits for a list of exhibits filed as part of this Form 8-K, which Index to Exhibits is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY

Date: April 10, 2015	By:	/s/ Philip G. Satre
Philip G. Satre
President, Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
4.1*

Amendment No. 2, dated as of April 7, 2015, between the Company, Wells Fargo Bank, National Association, as Trustee, and The Royal Bank of Scotland plc, as Security Agent, to the Indenture dated as of June 15, 2009, as supplemented by the First Supplemental Indenture dated as of June 15, 2009

4.2*

Amendment No. 1, dated as of April 7, 2015, between the Company, Wells Fargo Bank, National Association, as Trustee, and The Royal Bank of Scotland plc, as Security Agent, to the Indenture dated as of June 15, 2009, as supplemented by the Second Supplemental Indenture dated as of June 8, 2010

4.3*

Amendment No. 1, dated as of April 7, 2015, between the Company, Wells Fargo Bank, National Association, as Trustee, and The Royal Bank of Scotland plc, as Security Agent, to the Indenture dated as of June 15, 2009, as supplemented by the Third Supplemental Indenture dated as of September 19, 2023

4.4

Trust Deed dated December 2, 2010 among GTECH, as Issuer; certain subsidiaries of GTECH, as Guarantors; and BNY Mellon Corporate Trustee Services Limited (f/k/a BNY Corporate Trustee Services Limited), as Trustee, with respect to €500,000,000 5.375% Guaranteed Notes due February 2, 2018 (Filed as Exhibit 10.3 to Pre-Effective Amendment No. 1 to Holdco’s Registration Statement on Form F-4, File No. 333-199096 and incorporated herein by reference)

4.5*

First Supplemental Trust Deed, dated as of April 7, 2015, relating to the Trust Deed, dated as of December 2, 2010, in respect of the €500,000,000 5.375% Guaranteed Notes due 2018, among Holdco, as Issuer; certain subsidiaries of Holdco, as Guarantors; and BNY Mellon Corporate Trustee Services Limited, as Trustee

4.6

Trust Deed dated December 5, 2012 among GTECH, as Issuer; certain subsidiaries of GTECH, as Guarantors; and BNY Mellon Corporate Trustee Services Limited, as Trustee, with respect to €500,000,000 3.500% Guaranteed Notes due March 5, 2020 (Filed as Exhibit 10.4 to Pre-Effective Amendment No. 1 to Holdco’s Registration Statement on Form F-4, File No. 333-199096 and incorporated herein by reference)

4.7*

First Supplemental Trust Deed, dated as of April 7, 2015, relating to the Trust Deed, dated as of December 5, 2012, in respect of the €500,000,000 3.500% Guaranteed Notes due 2020, among Holdco, as Issuer; certain subsidiaries of Holdco, as Guarantors; and BNY Mellon Corporate Trustee Services Limited, as Trustee

4.8*

Indenture, dated as of April 7, 2015, among Holdco, as the Issuer; certain subsidiaries of Holdco, as Guarantors; BNY Mellon Corporate Trustee Services Limited, as Trustee; The Royal Bank of Scotland plc, as Security Agent; The Bank of New York Mellon, London Branch, as Euro Paying Agent and Transfer Agent; The Bank of New York Mellon, as Dollar Paying Agent and Dollar Registrar; and The Bank of New York Mellon (Luxembourg) S.A., as Euro Registrar, with respect to Holdco’s $600,000,000 5.625% Senior Secured Notes due February 15, 2020, $1,500,000,000 6.250% Senior Secured Notes due February 15, 2022, $1,100,000,000 6.500% Senior Secured Notes due February 15, 2025, €700,000,000 4.125% Senior Secured Notes due February 15, 2020 and €850,000,000 4.750% Senior Secured Notes due February 15, 2023

* Filed herewith.